Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 794,546,000
Previously Paid Amount	0
Total Fee Amount	109,726.80
Total Offset Amount	0
Net Fee	$ 109,726.80